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                                                                    EXHIBIT 23.1

                                                         [ARTHUR ANDERSEN LOGO]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (SEC File Nos. 333-25877, 333-28483, 333-30371 and 333-50671).


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP




St. Louis, Missouri,
April 21, 2000